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                           CASH TRANSACTIONS


                          CABCO TR For Florida
                          Power and Light


June 3, 2002              Receipt of Interest on                   $881,250.00
                          Florida Power and Light
                          7.05%


June 3, 2002              Funds Disbursed to
                          Holders of CABCO
                          Trust Certificates                       $881,250.00